UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2013

Life Time Fitness, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place Chanhassen, Minnesota	55317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 947-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2013, the Board of Directors of Life Time Fitness, Inc. (the “Company”) appointed Jeffrey G. Zwiefel, age 51, to serve as Executive Vice President and Chief Operating Officer. A copy of the press release announcing Mr. Zwiefel’s appointment as Executive Vice President and Chief Operating Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Information regarding Mr. Zwiefel’s biography and business experience is available in the Company’s Form 10-K filed with the Securities and Exchange Commission on February 28, 2013, and such information is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following Exhibit is being filed herewith:

99.1	Press Release Announcing Appointment of Chief Operating Officer dated October 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.

Date: October 29, 2013	By:	/s/ James N. Spolar
James N. Spolar
Secretary

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99.1	Press Release Announcing Appointment of Chief Operating Officer dated October 29, 2013.	Filed Electronically